Monroe Bancorp
Investor Presentation

Mark D. Bradford
President/CEO


Forward-looking Statement

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Banking Center and Loan Production Office Locations


          [MAP OF BANKING CENTER AND LOAN PRODUCTION OFFICE LOCATIONS]

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          [MAP OF BANKING CENTER AND LOAN PRODUCTION OFFICE LOCATIONS]

Background Information

     o    Headquarters - Bloomington, Indiana/Monroe County
     o    Approximately 80% of Bank's business is in Monroe County
     o    2006 Population - 122,613
     o    Population Growth 1990 to 2000 - 10.6%
     o    Home of Indiana University Bloomington
          o    Employees - 7,000
          o    2006/2007 Enrollment - 38,263
     o However, most of the Company's growth is occurring along the outer perimeter of Indianapolis.


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Monroe Bancorp Profile
(Dollars in Thousands)

                                                                    Annualized %
                       12/31/05        12/31/06       06/30/07       Increase *
--------------------------------------------------------------------------------
Bancorp Assets         $713,060       $ 748,193       $762,528          3.9%
Trust Assets            237,026         271,766        329,147         42.6%
Investment Services
Assets                  168,770         157,433        164,745          9.4%
Total                $1,118,856      $1,177,392     $1,256,420        13.57%

* Amount projected by annualizing growth through 6/30/07

     o    12 Banking Centers
     o    2 Loan Production Offices
     o    3 Retirement Community Locations

Monroe Bancorp Profile (Continued)

     o    Focus on commercial real estate and business lending
     o    Asset growth largely funded by local deposits
     o    No direct exposure to sub-prime loans
     o    Investment portfolio is high quality and short duration
     o Focus on fee income (e.g., wealth management, deposit services, investment sales, and mortgages originated for sale)
     o Distinguish ourselves through service quality, community involvement, flexibility, and responsiveness

Competition and Industry Trends

     o Competition includes a long list of local, regional, and super-regional banks
     o    Major competitors include Chase, Fifth/Third, ONB and Regions
     o    Industry Trends
          a.   Mergers and expansion of branch networks
          b. Margin pressure due to shape of yield curve and competitive pressures
          c.   Consumers increasing reliance on the internet
          d.   Economic impact of sub-prime mortgage problem
          e.   Many peers with weak earnings and increasing asset quality issues

Why invest in Monroe Bancorp?

     o    Financial performance
     o    Stock valuation versus peers
     o    Shareholder focus
     o    Expansion along the outer perimeter of Indianapolis
     o    Commitment to Customer Service


Financial Performance

Monroe Bancorp Stock

     o    June 30, 2007 Closing Price: $17.29
     o    Basic Earnings Per Share Last Twelve Months (LTM): $1.25
     o    Price Earnings Ratio (LTM): 13.83
     o    Dividend Yield: 2.78%
     o    Book Value Per Share: $8.23
     o    Price/Book Value: 2.10x


Earnings Per Share

[EARNINGS PER SHARE CHART APPEARS HERE]


2002    2003    2004    2005    2006
$0.91   $0.75   $1.01   $1.09   $1.15

     o    Compound Annual Growth Rate 6.23%

Earnings Per Share continued

[EARNINGS PER SHARE CHART APPEARS HERE]


        6/30/2006       6/30/2007
         $0.560          $0.657

     o    17.3% increase in earnings per share


Return on Average Equity

[RETURN ON AVERAGE EQUITY CHART APPEARS HERE]


 2002    2003    2004    2005    2006   6/30/2006  6/30/2007
14.32%  11.18%  14.44%  14.93%  14.59%    14.55%    16.09%

     o Consistently among the top five publicly traded financial institutions in Indiana (50 companies)


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Total Loans (Dollars in Millions)

[TOTAL LOANS CHART APPEARS HERE]


 2002    2003    2004    2005    2006   Projected
                                          2007*
$391.3  $424.5  $477.1  $525.5  $559.5   $568.6

* Amount projected by annualizing growth through 6/30/07

     o    Compound Annual Growth Rate - 7.76%


Credit Quality

[CREDIT QUALITY CHART APPEARS HERE]



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Total Deposits (Dollars in Millions)

[TOTAL DEPOSITS CHART APPEARS HERE]


                                       Projected
 2002    2003    2004    2005    2006    2007*
$398.6  $436.7  $483.5  $576.2  $589.3  $640.3

* Amount projected by annualizing growth through 6/30/07

     o    Compound Annual Growth Rate - 9.94%


Fee Income (Dollars in Thousands)

[FEE INCOME CHART APPEARS HERE]


2002    2003    2004    2005    2006    06/30/07
                                        Annualized
$6,425  $7,755  $8,102  $9,140  $9,285  $10,016


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Stock Valuation Versus Peers

Comparative Financial Performance


                 MROE   Peer (1)    MROE
                 2006     2006    06/30/07
Return on
Average Assets   1.04%     .82%     1.14%

Return on
Average Equity  14.59%    9.20%    16.09%

Net Interest
Margin           3.42%    3.56%     3.44%

Efficiency      59.29%   66.30%    60.17%

Price/2007 EPS           14.60x    12.80x


     o    Performance well above Peer - Price /Earnings well below Peer
     o (1) Midwest Public Banks with Assets Between $500M to $1.5B (SNL) - Median Values

Comparative Financial Performance
MROE - ROAE well above Peer - Price /Earnings well below Peer

                                Total Assets    LTM ROAE       Price/LTM EPS
                                ------------    --------       -------------
Monroe Bancorp (MROE)                763m        15.38%            13.8x

Selected Peer Banks
-------------------
Horizon (HBNC)                     1,152m        13.28%            10.7x
German American (GABC)             1,122m        10.20%            15.0x
Home Federal (HOMF)                  877m         8.80%            16.0x
Community Bank Shares (CBIN)         816m         6.73%            15.3x
SY Bancorp (SYBT)                  1,425m        17.26%            14.1x
Porter Bancorp (PBIB)              1,198m        14.54%            10.9x
Bank of Kentucky (BKYF)            1,142m        12.46%            13.8x
First Financial (FFKY)               839m        14.13%            11.6x
Oak Hill (OAKF)                    1,287m        11.09%            15.0x
Camco (CAFI)                       1,045m         5.74%            18.4x
LNB Bancorp (LNBB)                 1,002m         6.31%            21.7x
Farmers (FMNB)                       796m         8.89%            19.4x
Ohio Valley (OVBC)                   763m         8.62%            19.8x
First Citizens (FCZA)                753m         7.52%            16.8x
Mercantile (MBR)                   1,395m        10.36%            13.1x
Centrue (TRUE)                     1,353m         6.70%            17.1x
QCR Holdings (QCRH)                1,333m         5.04%            25.8x
Princeton National (PNBC)          1,017m         9.55%            14.9x
First Mid-Illinois (FMBH)            985m        13.30%            17.0x
                                  -------       -------           ------
Averages (19 Banks)                1,068m        10.03%            16.1x
                                  -------       -------           ------

Shareholder Focus

Investment Performance

[INVESTMENT PERFORMANCE CHART APPEARS HERE]


     o    Compound Annual Growth Rate - 17.6%
     o    Employee Stock Ownership Plan (ESOP) formed 12/31/85


Dividends Per Share

[DIVIDENDS PER SHARE CHART APPEARS HERE]


  2002            2003            2004            2005            2006
$0.4364         $0.4455         $0.4727         $0.4745         $0.4800

     o    18 Consecutive Years of Dividend Increases
     o    6/30/07 Dividend Yield - 2.78%

Expansion into Indianapolis Market

Expansion Plans

     o    Targeted Indianapolis Metropolitan Market
     o    12th Largest City in the U.S.
     o    Metro Population of 1.6 million
     o    #10 on Forbes Top 100 Best Places for Business (2006)
     o    4.1% unemployment rate (April 2007)
     o    Home of the Indianapolis Colts

Hendricks County Full Service Retail Strategy

     o    2006 Population 131,204
     o    Percent Change 1990 to 2000 37.5% - 2nd in State
     o    Median Household Income in 2004 $63,058 - 2nd in State
     o    Monroe Bank Deposit Market Share as of June 30, 2006 - 4.7% (10th)
     o    Convert Limited Service Locations to Full Service Banking Centers

                        Date Opened     Converted to Full Service
1. Brownsburg              5/02                   1/06
2. Avon                    9/01                  12/07
3. Plainfield             10/01                  12/07


Brownsburg Banking Center
(Dollars in Thousands)

                       12/31/05        06/30/07        % Change
----------------------------------------------------------------
Number of
Checking Accounts           114             554          386.0%

Average Balance of
Checking Accounts          $640          $1,494          133.4

Monthly Average
Deposit Balance         $25,995         $44,816           72.4


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Future Expansion - Hendricks County
(Dollars in Thousands)

     o    Avon full service branch to open 12/07
     o    Applying Brownsburg's growth rate to Avon yields the following results

                        12/31/07
                      Projections     Brownsburg        06/30/09
                         Avon          % Change        Projection
-----------------------------------------------------------------
Number of
Checking Accounts           210         386.0%            1,021

Average Balance
of Checking Accts.       $1,200         133.4            $2,801

Monthly Average
Deposit Balance         $18,500          72.4           $31,894

Future Expansion - Hendricks County
(Dollars in Thousands)

     o    Plainfield full service branch to open 12/07
     o Applying Brownsburg's growth rate to Plainfield yields the following results

                        12/31/07
                      Projections    Brownsburg     06/30/09
                      Plainfield      % Change     Projection
-------------------------------------------------------------
Number of
Checking Accounts           190         386.0%          923

Average Balance
of Checking Accts.         $520         133.4        $1,214

Monthly Average
Deposit Balance         $16,500         72.4        $28,446

Indianapolis Metropolitan Area Loan Growth
(Dollars in Thousands)

[INDIANAPOLIS METROPOLITAN AREA LOAN GROWTH CHART APPEARS HERE]

                                                 2007
 2002      2003     2004     2005      2006   Projected*

$32,959  $57,714  $77,837  $109,081  $146,122  $157,998

* Amount projected by annualizing growth through 6/30/07

     o    Compound Annual Growth Rate - 36.82%


Indianapolis Metropolitan Area Consolidation

     o    11/3/06 - Sky Financial completes merger with Union Federal Bank
     o    7/1/07 - Huntington Bancshares completes merger with Sky Financial
     o    7/9/07 - First Indiana announced its intent to merge with Marshall &
          Ilsey
          o    45.1% market premium over previous day
          o    22.1 x LTM earnings (MB - 13.83x)
          o    Price if First Indiana P/E applied to Monroe $27.64

Commitment to Customer Service

Mystery Shopping


   Year       # Shops       Average
                             Score
-------------------------------------
   2002         1,236        93.0%
   2003         1,331        92.6%
   2004         1,202        94.2%
   2005         1,164        94.5%
   2006         1,486        95.4%
   2007         1,712        95.1%
Annualized


Effective Use of Technology - Digital Deposit

          o    Most exciting product I have seen in my 16 years in banking
          o    Business customers take digital image of checks received
          o    Transmit online to bank
          o    Integrate easily into Accounts Receivable systems


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Effective Use of Technology - Digital Deposit - Advantages

     o    Faster funds availability
     o    Eliminates trips to the bank
     o    Extends deposit window
     o    Reduced transportation/liability costs
     o Faster notification when a check is returned (e.g., NSF or stop payment)
     o    Finger tip access to more information

Effective Use of Technology - Digital Deposit - Successful Launch

     o    Launched product in December 2006
     o    Hosted three demonstrations - 53 attendees
     o    Installed 31 machines for 41 customers
     o    Processed 4,156 items in June 2007
     o Bank able to fulfill all of a customer's banking needs with no area branch locations
     o    Future focus
          o    Non-customers
          o    Indianapolis Market
          o    Consumer Application

Expanding Market Share - Monroe County
(Dollars in Thousands)

                                 6/30/96         6/30/06

Monroe Bank
        Total Deposits          $225,593        $467,311
        Market Share               21.8%           31.2%
        Rank                      Second           First

Bank One/Chase
        Total Deposits          $310,014        $281,600
        Market Share               30.0%           18.8%
        Rank                       First          Second



Why invest in Monroe Bancorp?

     o    Financial performance above Peer
     o    Stock valuation below Peer
     o    Shareholder focus
     o    Expansion along outer perimeter of Indianapolis
     o    Commitment to Customer Service